                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06346

               Morgan Stanley Quality Municipal Investment Trust
               (Exact name of registrant as specified in charter)

             1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                               Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Quality Municipal Investment Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.


MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the six months ended April 30, 2006

MARKET CONDITIONS


The U.S. economy navigated a number of challenges and continued to grow during the reporting period, with particular strong expansion in 2006. Although the Gulf Coast hurricanes resulted in unprecedented devastation, the negative impact on the economy was less far-reaching than many had originally anticipated. Even sharply higher energy prices failed to interrupt the positive economic momentum.

In 2006, developing weakness in the real estate sector and elevated commodity prices weighed on sentiment. Yet, strong manufacturing surveys, buoyant consumer confidence and positive employment data pointed toward steady growth in real gross domestic product. While sustained higher energy costs began to push some prices upward, headline measures of inflation remained largely stable.

Given the economy's solid growth, the Federal Open Market Committee (the "Fed") continued to raise the federal funds target rate. Through four increases of 25 basis points each, the Fed brought the rate from 3.75 percent to 4.75 percent during the period. Yields on short-term municipal bonds followed the target rate and rose steadily. In contrast, the yields of long-term bonds initially declined before moving higher in April. Representative yields on 30-year AAA rated municipal bonds declined from 4.60 percent in October 2005 to a low of 4.30 percent in February, before ending the period at 4.55 percent. Accordingly, the slope of the municipal yield curve continued to flatten as the difference between short-term and long-term interest rates narrowed. In this environment, the benefits of leveraged investment strategies were less pronounced. (Leverage involves borrowing at short-term rates to purchase longer-term securities, thereby taking advantage of the differential between short- and long-term yields.)

Investors' quest for yield favored lower-quality bonds over high-grade issues and kept credit spreads relatively tight. (Credit spreads measure the incremental yield investors require to assume additional credit risk. When credit spreads tighten, lower-rated issues typically outperform high-grade issues.)

Demand for municipal bonds strengthened among individual and institutional investors alike. Meanwhile, municipal bond supply dropped significantly as the period progressed. New issue volume continued to be robust in the final months of 2005, supporting the record pace of issuance during the calendar year (more than $400 billion). However, volume in the first four months of 2006 fell by nearly 25 percent compared to the same period in 2005. The decline was largely attributable to a slowdown in refundings, which dropped by more than 55 percent as rising interest rates discouraged municipalities from refinancing debt. Improved fiscal conditions among state and local governments also contributed to less significant borrowing needs. Bonds backed by insurance fell to under 50 percent of issuance in 2006, from nearly 60 percent in 2005. Issuers in California, Texas, New York, Florida and Illinois accounted for over 40 percent of the total underwriting volume in 2006.

Reflecting declining supply and sustained demand, municipal bonds outperformed U.S. Treasuries with comparable maturities. That said, the relative attractiveness of tax-exempt bonds ebbed somewhat, and the 30-year municipal-to-Treasury yield ratio steadily declined from 97 to 88 percent. (The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. The higher the ratio, the greater the attractiveness of municipal yields relative to Treasury yields.)

PERFORMANCE ANALYSIS


For the six-month period ended April 30, 2006, the net asset value (NAV) of Morgan Stanley Quality Municipal Investment Trust (IQT) decreased from $15.29 to $14.77 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.39 per share, a short-term capital gain distribution of $0.039016 per share and a long-term capital gain distribution of $0.375985 per share, the Trust's total NAV return was 2.52 percent. IQT's value on the New York Stock Exchange (NYSE) moved from $13.62 to $13.61 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust's total market return was 6.05 percent. IQT's NYSE market price was at a
7.85 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 369,400 shares of common stock at a weighted average market discount of 9.96 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2006, declared in March, were unchanged at $0.065 per share. The dividend reflects the current level of the Trust's net investment income. IQT's level of undistributed net investment income was $0.058 per share on April 30, 2006, versus $0.096 per share six months earlier.(1)

In anticipation of continued Fed tightening and generally higher interest rates, the Trust made modest ongoing adjustments to its portfolio to reduce volatility. For example, a U.S. Treasury futures strategy was used to reduce the portfolio's duration,* as a hedge against rising rates. At the end of April, the Trust's option-adjusted duration was 11.7 years. This duration positioning tempered the Trust's total returns when rates declined, but helped total returns when rates rose.

Overall, the Trust maintained a high average credit quality with nearly 80 percent of the bonds in the portfolio rated AA or higher at the end of the period. The Trust slightly increased its exposure to A and BBB rated investment-grade credits; this had a positive impact on performance as lower-rated issues outperformed high-grade bonds. (High-grade bonds are rated AA and above.)

Purchases during the period included bonds with maturities in the 25- to 30-year range and defensive characteristics. Investments continued to emphasize essential service sectors such as education, transportation, and water and sewer. The Trust also favored bonds with strong in-state investor demand. Reflecting a commitment to diversification, the Trust's net assets of approximately $321 million, including preferred shares, were invested among 17 long-term sectors and 80 credits.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.05 share to common-share earnings. The Trust has two ARPS series totaling $105 million, representing 33 percent of net assets, including preferred shares as of the end of the period. At the end of April the weekly ARPS was 3.41 percent compared to 2.55 percent at the end of October 2005.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).


* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better when rates decline.

   TOP FIVE SECTORS
   Water & Sewer                                       27.2%
   Transportation                                      25.5
   General Obligation                                  20.9
   Healthcare                                          15.7
   Electric                                            14.7

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                            66%
   Aa/AA                                              13%
   A/A                                                14%
   Baa/BBB                                             6%
   N/R                                                 1%

Data as of April 30, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total Iong-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2006


WEIGHTED AVERAGE MATURITY: 18 YEARS(A)

0-5                                                                                7%
6-10                                                                               9
11-15                                                                             22
16-20                                                                             26
21-25                                                                             17
26-30                                                                             14
31 +                                                                               5

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.

    Portfolio structure is subject to change.

                         Geographic Summary of Investments
              Based on Market Value as a Percent of Total Investments

Alabama................     0.7%
Alaska.................     1.1
Arizona................     2.0
California.............    10.0
Colorado...............     2.2
District of Columbia...     1.1
Florida................     8.3
Georgia................     7.1
Hawaii.................     2.4
Illinois...............     2.7
Indiana................     2.5
Kentucky...............     3.7
Maryland...............     4.0
Massachusetts..........     0.3
Michigan...............     2.1
Missouri...............     0.6
Nebraska...............     0.6
Nevada.................     1.6
New Jersey.............     4.3
New York...............    12.2
North Carolina.........     1.7
Ohio...................     1.0
Oregon.................     2.6
Pennsylvania...........     4.6
South Carolina.........     4.4
Texas..................    12.2
Utah...................     1.3
Virginia...............     1.3
Washington.............     2.3
Joint exemptions*......    (0.9)
                          -----
Total+.................   100.0%
                          =====

------------------
*   Joint exemptions have been included in each geographic location.
+ Does not include open short futures contracts with an underlying face amount of $6,263,594 with unrealized appreciation of $62,882.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2006


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

2006(a)                                                                            4%
2007                                                                               0
2008                                                                               2
2009                                                                               3
2010                                                                               4
2011                                                                              20
2012                                                                              19
2013                                                                              14
2014                                                                              17
2015                                                                              11
2016+                                                                              6

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.1%

2006(a)                                                                           7.8%
2007                                                                                0
2008                                                                              5.8
2009                                                                              5.5
2010                                                                              5.2
2011                                                                              5.1
2012                                                                              5.1
2013                                                                              4.8
2014                                                                                5
2015                                                                              4.7
2016+                                                                             4.8

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 7.8% on 4% of the long-term portfolio that is callable in 2006.

    Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund's investment strategy or investment personnel. The Board concluded that the Trust can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Trust's investment strategy and/or investment personnel.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (144.4%)
            General Obligation (20.9%)
$  4,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)...........  0.00 %   06/30/09   $   3,535,440
   3,000    California, Various Purpose dtd 05/01/03.................  5.00     02/01/24       3,079,650
   2,000    Los Angeles, California, Ser 2004 A (MBIA)...............  5.00     09/01/24       2,079,380
   4,000    San Francisco City & County, California, Laguna Honda
              Hospital, Ser 2005 I (FSA).............................  5.00     06/15/30       4,114,120
            Florida State Board of Education,
   6,890      Capital Outlay Refg Ser 2001 D.........................  5.375    06/01/18       7,360,174
   3,000      Capital Outlay Refg Ser 2002 C (MBIA)..................  5.00     06/01/20       3,118,710
   7,000    New Jersey, 2001 Ser H++.................................  5.25     07/01/19       7,607,950
            New York, New York,
   2,500      2006 Ser F.............................................  5.00     09/01/23       2,579,875
   2,000      2005 Ser G.............................................  5.00     12/01/23       2,059,740
     260    Oregon, Veterans' Welfare Ser 75.........................  6.00     04/01/27         263,861
            Pennsylvania,
   1,000      First Ser 2003 RITES PA - 1112 A (MBIA)................  5.976++  01/01/18       1,085,470
   1,000      First Ser 2003 RITES PA - 1112 B (MBIA)................  5.976++  01/01/19       1,123,870
   2,000    Charleston County School District, South Carolina, Ser
              2004 A.................................................  5.00     02/01/22       2,081,360
   5,000    Aldine Independent School District, Texas, Bldg & Refg
              Ser 2001 (PSF).........................................  5.00     02/15/26       5,096,750
                                                                                           -------------
--------
                                                                                              45,186,350
  43,650
                                                                                           -------------
--------
            Educational Facilities Revenue (4.2%)
   2,000    California Infrastructure & Economic Development Bank,
              The Scripps Research Institute Ser 2005 A..............  5.00     07/01/29       2,049,420
   1,585    Colorado Educational & Cultural Facilities Authority,
              Peak to Peak Charter School Refg & Impr Ser 2004
              (XLCA).................................................  5.25     08/15/34       1,665,883
   4,000    North Carolina Capital Facilities Finance Agency, Duke
              University Ser 2005 A..................................  5.00     10/01/41       4,098,040
   1,200    University of North Carolina, Chapel Hill Ser 2003.......  5.00     12/01/24       1,242,864
                                                                                           -------------
--------
                                                                                               9,056,207
   8,785
                                                                                           -------------
--------
            Electric Revenue (14.7%)
   5,000    Colorado Springs, Colorado, Utilities Ser 2001 A.........  5.00     11/15/29       5,095,600
            Municipal Electric Authority of Georgia,
   2,000      Combustion Turbine Ser 2002 A (MBIA)...................  5.25     11/01/21       2,115,340
   1,500      Combustion Turbine Ser 2002 A (MBIA)...................  5.25     11/01/22       1,586,505
   1,700    Indiana Municipal Power Agency, 2004 Ser A (FGIC)........  5.00     01/01/32       1,743,792
   2,000    Nebraska Public Power District, Ser 2005 C (FGIC)........  5.00     01/01/41       2,054,700
            Long Island Power Authority, New York,
   4,000      Ser 2003 B.............................................  5.25     06/01/13       4,284,760
   2,000      Ser 2004 A (Ambac).....................................  5.00     09/01/34       2,058,700

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------
            South Carolina Public Service Authority,
$  1,500      2002 Refg Ser A (FSA)..................................  5.125%   01/01/20   $   1,581,585
   1,000      2002 Refg Ser A (FSA)..................................  5.125    01/01/21       1,054,580
   4,000      2003 Refg Ser A (Ambac)................................  5.00     01/01/27       4,120,000
   2,000      1997 Refg Ser A (MBIA).................................  5.00     01/01/29       2,042,520
   2,000    Grant County Public Utilities District #2, Washington,
              Wanapum 2005 Ser A (FGIC)..............................  5.00     01/01/29       2,057,280
   2,000    Lewis County Public Utility District #1, Washington,
              Cowlitz Falls Refg Ser 2003 (MBIA).....................  5.00     10/01/22       2,075,240
                                                                                           -------------
--------
                                                                                              31,870,602
  30,700
                                                                                           -------------
--------
            Hospital Revenue (14.5%)
   3,000    California Health Facilities Financing Authority,
              Cedars-Sinai Medical Center Ser 2005...................  5.00     11/15/34       3,020,520
   3,000    Highlands County Health Facilities Authority, Florida,
              Adventist Health Refg Ser 2005 C.......................  5.00     11/15/31       3,010,080
   3,000    Indiana Health & Educational Facility Financing
              Authority, Clarian Health Ser 2006 A...................  5.25     02/15/40       3,067,110
   3,000    Indiana Health Facilities Financing Authority, Community
              Health Ser 2005 A (Ambac)..............................  5.00     05/01/35       3,072,120
            Maryland Health & Higher Educational Facilities
              Authority,
   3,000      Medstar Health Refg Ser 2004...........................  5.375    08/15/24       3,116,700
   2,000      University of Maryland Medical Ser 2002................  5.75     07/01/17       2,133,340
   2,500      University of Maryland Medical Ser 2001................  5.25     07/01/34       2,546,825
   3,000    Michigan State Hospital Financing Authority, McLaren
              Health Care Ser 2005 C.................................  5.00     08/01/35       3,011,910
   3,000    Lorain County, Ohio, Catholic Healthcare Partners Ser
              2001 A.................................................  5.75     10/01/18       3,220,590
   5,000    Lehigh County General Purpose Authority, Pennsylvania, St
              Luke's Hospital of Bethlehem Ser 2003..................  5.25     08/15/23       5,125,950
                                                                                           -------------
--------
                                                                                              31,325,145
  30,500
                                                                                           -------------
--------
            Industrial Development/Pollution Control Revenue (7.8%)
   3,500    Michigan Strategic Fund, Detroit Edison Co Ser 2001 C....  5.45     09/01/29       3,582,495
   3,000    Nassau County Tobacco Settlement Corporation, New York,
              Asset Backed Ser 2006 A-3..............................  5.125    06/01/46       2,915,370
   2,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co 1991 Ser D (AMT).................  9.767++  07/01/26       2,098,220
   2,000    Alliance Airport Authority, Texas, Federal Express Corp
              Refg Ser 2006 (AMT) (WI)...............................  4.85     04/01/21       1,983,780
   5,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser
              2001 B (AMT) (Mandatory Tender 11/01/11)...............  5.75     05/01/30       5,242,300
   1,000    Tobacco Settlement Financing Corporation, Virginia, Ser
              2005...................................................  5.625    06/01/37       1,022,790
                                                                                           -------------
--------
                                                                                              16,844,955
  16,500
                                                                                           -------------
--------

                       See Notes to Financial Statements
 12

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (2.7%)
$  5,795    Illinois Housing Development Authority, 1991 Ser A.......  8.25 %   07/01/16   $   5,829,133
--------
                                                                                           -------------
            Mortgage Revenue - Single Family (0.4%)
     300    Colorado Housing & Finance Authority, 2000 Ser D-2
              (AMT)..................................................  6.90     04/01/29         306,696
     555    District of Columbia Housing Finance Agency, GNMA
              Collateralized Ser 1990 B (AMT)........................  7.10     12/01/24         556,288
                                                                                           -------------
--------
                                                                                                 862,984
     855
                                                                                           -------------
--------
            Nursing & Health Related Facilities Revenue (0.7%)
   1,500    New York State Dormitory Authority, Mental Health Ser
--------      2003 B.................................................  5.25     02/15/17       1,584,705
                                                                                           -------------
            Public Facilities Revenue (5.1%)
   2,000    Jefferson County, Alabama, School Ser 2004 A.............  5.50     01/01/22       2,137,820
   1,000    Phoenix Civic Improvement Corporation, Arizona, Phoenix
              Municipal Courthouse Sr Lien Excise Tax Ser 1999 A.....  5.25     07/01/24       1,045,040
   1,900    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac)........  5.50     10/01/18       2,035,299
   1,000    Miami-Dade County, Florida, Ser 2005 A (MBIA)............  0.00##   10/01/30         695,280
   2,000    Pennsylvania Public School Building Authority,
              Philadelphia School District Ser 2003 (FSA)............  5.00     06/01/33       2,047,260
   3,000    Charleston Educational Excellence Financing Corporation,
              South Carolina, Charleston County School District Ser
              2005...................................................  5.25     12/01/29       3,128,430
                                                                                           -------------
--------
                                                                                              11,089,129
  10,900
                                                                                           -------------
--------
            Recreational Facility Revenue (0.7%)
   1,500    Baltimore, Maryland, Convention Center Hotel Ser 2006 A
--------      (XLCA).................................................  5.25     09/01/39       1,585,125
                                                                                           -------------
            Resource Recovery Revenue (1.5%)
   3,000    Northeast Maryland Waste Disposal Authority, Montgomery
--------      County Ser 2003 (AMT) (Ambac)..........................  5.50     04/01/16       3,194,130
                                                                                           -------------
            Retirement & Life Care Facilities Revenue (0.5%)
   1,000    Missouri Health & Educational Facilities Authority,
--------      Lutheran Senior Services Ser 2005 A....................  5.375    02/01/35       1,017,730
                                                                                           -------------
            Tax Allocation Revenue (0.5%)
   1,000    Fenton, Missouri, Gravois Bluffs Refg Ser 2006...........  4.50     04/01/21         999,970
--------
                                                                                           -------------
            Transportation Facilities Revenue (25.5%)
   3,000    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, Ser 2004 C) (FSA) (AMT)#..........  5.00     10/01/20       3,083,970
   3,000    Atlanta, Georgia, Airport Ser 2004 J (FSA)...............  5.00     01/01/34       3,072,990

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------
            Georgia Road & Toll Authority,
$ 10,000      Ser 2001...............................................  5.375%   03/01/17   $  10,698,699
   2,000      Ser 2004...............................................  5.00     10/01/22       2,086,960
   3,000      Ser 2004...............................................  5.00     10/01/23       3,124,620
   2,000    Chicago, Illinois, O'Hare Int'l Airport Third Lien Ser
              2003 B-2 (AMT) (FSA)...................................  5.75     01/01/23       2,177,520
     990    Massachusetts Bay Transportation Authority, Assess 2000
              Ser A..................................................  5.25     07/01/30       1,034,382
   2,000    Clark County, Nevada, Airport Sub Lien Ser 2004 A (AMT)
              (FGIC).................................................  5.50     07/01/22       2,140,340
   5,000    New Jersey Turnpike Authority, Ser 2003 A (Ambac)........  5.00     01/01/30       5,150,000
            Metropolitan Transportation Authority, New York,
   3,000      State Service Contract Ser 2002 A (MBIA)...............  5.50     01/01/19       3,241,320
   3,000      State Service Contract Refg Ser 2002 B (MBIA)..........  5.50     07/01/20       3,241,320
     460    Triborough Bridge & Tunnel Authority, New York, Ser 2001
              A......................................................  5.00     01/01/32         468,496
   5,000    Pennsylvania Turnpike Commission, 2004 Ser A (Ambac).....  5.00     12/01/34       5,152,950
   5,000    Dallas-Fort Worth International Airport, Texas, Ser 2003
              A (AMT) (FSA)..........................................  5.375    11/01/22       5,300,000
   2,000    Harris County, Texas, Toll Road Sr Lien Ser 2005 A
              (FSA)..................................................  5.25     08/15/35       2,081,020
   3,000    Port of Seattle, Washington, Sub Lien Ser 1999 A
              (FGIC).................................................  5.25     09/01/22       3,151,440
                                                                                           -------------
--------
                                                                                              55,206,027
  52,450
                                                                                           -------------
--------
            Water & Sewer Revenue (27.2%)
   1,920    Los Angeles Department of Water & Power, California,
              Water 2004 Ser C (MBIA)................................  5.00     07/01/23       1,997,606
   4,000    Oxnard Financing Authority, California, Redwood Trunk
              Sewer & Headworks Ser 2004 A (FGIC)....................  5.00     06/01/29       4,121,920
   2,000    Martin County, Florida, Utilities Ser 2001 (FGIC)........  5.00     10/01/26       2,055,760
   8,000    Tampa Bay Water, Florida, Ser 2001 B (FGIC)..............  5.00     10/01/31       8,157,600
            Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky,
   2,925      Ser 2001 A (MBIA)......................................  5.375    05/15/20       3,126,854
   3,075      Ser 2001 A (MBIA)......................................  5.375    05/15/21       3,291,449
   5,000      Ser 1999 A (FGIC)......................................  5.75     05/15/33       5,347,150
   2,925    Las Vegas Water District, Nevada, Impr and Refg Ser 2003
              A (FGIC)...............................................  5.25     06/01/22       3,105,648
            New York City Municipal Water Finance Authority, New
              York,
   3,000      2003 Ser A.............................................  5.375    06/15/18       3,210,540
   4,000      1998 Ser D (MBIA)......................................  4.75     06/15/25       4,024,640
   5,000      2002 Ser G (FSA).......................................  5.00     06/15/34       5,097,050
            Houston, Texas,
  10,000      Combined Utility First Lien Refg 2004 Ser A (FGIC).....  5.25     05/15/23      10,560,200
   4,500      Combined Utility First Lien Refg 2004 Ser A (MBIA).....  5.25     05/15/25       4,748,940
                                                                                           -------------
--------
                                                                                              58,845,357
  56,345
                                                                                           -------------
--------

                       See Notes to Financial Statements
 14

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------
            Other Revenue (6.3%)
$  5,000    California Economic Recovery, Ser 2004 A.................  5.00 %   07/01/16   $   5,284,050
            Golden State Tobacco Securitization Corporation,
              California,
   3,000      Enhanced Asset Backed Ser 2005 A (Ambac)...............  5.00     06/01/29       3,062,190
   2,000      Enhanced Asset Backed Ser 2005 A (Ambac)...............  5.00     06/01/45       2,013,720
   1,000    New Jersey Economic Development Authority, Cigarette Tax
              Ser 2004...............................................  5.75     06/15/34       1,051,920
   2,000    New York City Transitional Finance Authority, New York,
              Refg 2003 Ser A**......................................  5.50     11/01/26       2,150,780
                                                                                           -------------
--------
                                                                                              13,562,660
  13,000
                                                                                           -------------
--------
            Refunded (11.2%)
   5,000    Arizona School Facilities Board, School Impr Ser 2001....  5.00     07/01/11+      5,292,450
   7,000    Hawaii, Airports Second Ser of 1991 (AMT) (ETM)..........  6.90     07/01/12       7,776,160
   7,500    Portland, Oregon, Sewer 2000 Ser A (FGIC)................  5.75     08/01/10+      8,086,350
   3,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
              (Ambac) (ETM)..........................................  9.616++  05/15/20       3,014,730
                                                                                           -------------
--------
                                                                                              24,169,690
  22,500
                                                                                           -------------
--------

 299,980    Total Tax-Exempt Municipal Bonds (Cost $302,424,264)........................     312,229,899
                                                                                           -------------
--------
            Short-Term Tax-Exempt Municipal Obligations (2.9%)
     900    California Infrastructure & Economic Development Bank,
              Asian Art Museum Ser 2005 (MBIA) (Demand 05/01/06).....  3.78*    06/01/34         900,000
     500    Illinois Financing Authority, Resurrection Health Ser
              2005 B (Demand 05/01/06)...............................  3.81*    05/15/35         500,000
   1,300    North Central Texas Health Facilities Development
              Corporation, Presbyterian Medical Center Ser 1985 D
              (MBIA) (Demand 05/01/06)...............................  3.79*    12/01/15       1,300,000
   2,600    San Antonio Educational Facilities Corporation, Texas,
              Trinity University Ser 2002 (Demand 05/01/06)..........  3.81*    06/01/33       2,600,000
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D
              (Secondary FSA)........................................  5.00     07/01/06+      1,022,110
                                                                                           -------------
--------

   6,300    Total Short-Term Tax-Exempt Municipal Obligations (Cost $6,322,110).........       6,322,110
                                                                                           -------------
--------


$306,280    Total Investments (Cost $308,746,374) (a)(b).........................   147.3%      318,552,009
========
            Other Assets in Excess of Liabilities................................     1.3         2,758,825
            Preferred Shares of Beneficial Interest..............................   (48.6)     (105,121,912)
                                                                                    -----     -------------
            Net Assets Applicable to Common Shareholders.........................   100.0%    $ 216,188,922
                                                                                    =====     =============

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

 AMT    Alternative Minimum Tax.
 ETM    Escrowed to Maturity.
 PSF    Texas Permanent School Fund Guarantee Program.
RITES   Residual Interest Tax-Exempt Securities (Illiquid
        Securities).
  WI    Security purchased on a when-issued basis.
  #     Joint exemption in locations shown.
  ##    Currently a zero coupon security; will convert to 5.00% on
        April 1, 2014.
  +     Prerefunded to call date shown.
  ++    A portion of this security has been physically segregated in connection with open futures contracts in the amount of
        $26,000.
  ++    Current coupon rate for inverse floating rate municipal
        obligations. This rate resets periodically as the auction
        rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of
        $7,322,290, which represents 3.4% of net assets applicable to common shareholders.
  *     Current coupon of variable rate demand obligation.
  **    Currently a 5.50% coupon security; will convert to 14.00% on
        November 1, 2011.
 (a)    Securities have been designated as collateral in an amount equal to $8,300,641 in connection with open futures
        contracts and the purchase of a when-issued security.
 (b)    The aggregate cost for federal income tax purposes is
        $308,733,689. The aggregate gross unrealized appreciation is
        $10,484,045 and the aggregate gross unrealized depreciation is $665,725, resulting in net unrealized appreciation of
        $9,818,320.
Bond Insurance:
---------------
Ambac   Ambac Assurance Corporation.
 FGIC   Financial Guaranty Insurance Company.
 FSA    Financial Security Assurance Inc.
 MBIA   Municipal Bond Investors Assurance Corporation.
 XLCA   XL Capital Corporation.

FUTURES CONTRACTS OPEN AT APRIL 30, 2006:

NUMBER OF                   DESCRIPTION, DELIVERY          UNDERLYING FACE         UNREALIZED
CONTRACTS   LONG/SHORT         MONTH AND YEAR              AMOUNT AT VALUE        APPRECIATION
----------------------------------------------------------------------------------------------
   50          Short     U.S. Treasury Notes 5 Year
                         June 2006                           $(5,207,813)           $43,222
   10          Short     U.S. Treasury Notes 10 Year
                         June 2006                            (1,055,781)            19,660
                                                                                    -------
                         Total Unrealized Appreciati...........................
                                                                                    $62,882
                                                                                    =======

                       See Notes to Financial Statements
 16

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2006 (unaudited)

Assets:
Investments in securities, at value (cost $308,746,374).....  $318,552,009
Cash........................................................        46,988
Interest receivable.........................................     4,923,648
Prepaid expenses............................................       152,015
                                                              ------------
    Total Assets............................................   323,674,660
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................     2,000,000
    Common shares of beneficial interest repurchased........       145,720
    Investment advisory fee.................................        71,669
    Administration fee......................................        21,235
    Variation margin........................................         9,531
    Transfer agent fee......................................         6,478
Accrued expenses............................................       109,193
                                                              ------------
    Total Liabilities.......................................     2,363,826
                                                              ------------
Preferred shares of beneficial interest, (at liquidation
  value), (1,000,000 shares authorized of
  non-participating $.01 par value, 2,100 shares
  outstanding)..............................................   105,121,912
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $216,188,922
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 14,635,544 shares
  outstanding)..............................................  $204,610,267
Net unrealized appreciation.................................     9,868,517
Accumulated undistributed net investment income.............       860,987
Accumulated undistributed net realized gain.................       849,151
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $216,188,922
                                                              ============
Net Asset Value Per Common Share
($216,188,922 divided by 14,635,544 common shares
outstanding)................................................        $14.77
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2006 (unaudited)

Net Investment Income:
Interest Income.............................................  $ 7,916,510
                                                              -----------
Expenses
Investment advisory fee.....................................      439,975
Auction commission fees.....................................      216,995
Administration fee..........................................      130,363
Professional fees...........................................       30,255
Shareholder reports and notices.............................       19,875
Transfer agent fees and expenses............................       15,359
Registration fees...........................................        7,896
Auction agent fees..........................................        7,497
Custodian fees..............................................        6,195
Trustees' fees and expenses.................................        5,657
Other.......................................................       29,615
                                                              -----------
    Total Expenses..........................................      909,682

Less: expense offset........................................       (6,018)
                                                              -----------
    Net Expenses............................................      903,664
                                                              -----------
    Net Investment Income...................................    7,012,846
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments.................................................      835,052
Futures contracts...........................................      226,245
                                                              -----------
    Net Realized Gain.......................................    1,061,297
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation:
Investments.................................................   (2,668,293)
Futures contracts...........................................     (149,257)
                                                              -----------
    Net Depreciation........................................   (2,817,550)
                                                              -----------
    Net Loss................................................   (1,756,253)
                                                              -----------
Dividends to preferred shareholders from net investment
income......................................................   (1,495,109)
                                                              -----------
Net Increase................................................  $ 3,761,484
                                                              ===========

                       See Notes to Financial Statements
 18

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2006   OCTOBER 31, 2005
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  7,012,846      $ 14,606,928
Net realized gain...........................................      1,061,297         5,352,924
Net change in unrealized appreciation/depreciation..........     (2,817,550)       (9,777,361)
Dividends to preferred shareholders from net investment
  income....................................................     (1,495,109)       (2,206,564)
                                                               ------------      ------------
    Net Increase............................................      3,761,484         7,975,927
                                                               ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (6,103,613)      (12,352,199)
Net realized gain...........................................     (5,899,733)       (2,094,852)
                                                               ------------      ------------
    Total Dividends and Distributions.......................    (12,003,346)      (14,447,051)
                                                               ------------      ------------

Decrease from transactions in common shares of beneficial
  interest..................................................     (4,984,076)       (8,250,987)
                                                               ------------      ------------
    Net Decrease............................................    (13,225,938)      (14,722,111)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................    229,414,860       244,136,971
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $860,987 and $1,446,863, respectively)...................   $216,188,922      $229,414,860
                                                               ============      ============

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006, aggregated $15,754,460 and $21,949,780, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2006 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,557. At April 30, 2006, the Trust had an accrued pension liability of $59,477 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("preferred shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET        RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  A      1,400       $70,000      2.09%   09/05/06       2.09%
  B        700        35,000      3.41    05/04/06    2.55- 3.75

---------------------
    * As of April 30, 2006.
   ** For the six months ended April 30, 2006.

Subsequent to April 30, 2006 and up through June 2, 2006 the Trust paid dividends to Series A and B at rates ranging from 2.09% to 3.55% in the aggregate amount of $341,951.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 2004...................................  15,606,513    156,065    $217,718,747
Treasury shares purchased and retired (weighted average
  discount 11.67%)*.........................................    (601,569)    (6,016)     (8,244,971)
Reclassification due to permanent book/tax differences......      --          --            (29,482)
                                                              ----------   --------    ------------
Balance, October 31, 2005...................................  15,004,944    150,049     209,444,294
Treasury shares purchased and retired (weighted average
  discount 9.96%)*..........................................    (369,400)    (3,694)     (4,980,382)
                                                              ----------   --------    ------------
Balance, April 30, 2006.....................................  14,635,544   $146,355    $204,463,912
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On May 3, 2006, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD          PAYABLE
PER SHARE        DATE            DATE
---------   ---------------  -------------
 $0.065       May 5, 2006    May 19, 2006
 $0.065      June 9, 2006    June 23, 2006

7. Expense Offset

The expense offset represents a reduction of custodian and transfer agent fees and expenses for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2005, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX                      FOR THE YEAR ENDED OCTOBER 31,
                                                MONTHS ENDED      ------------------------------------------------------------
                                               APRIL 30, 2006       2005         2004         2003         2002         2001
                                               --------------     --------     --------     --------     --------     --------
                                                (unaudited)
Selected Per Share Data:
Net asset value, beginning of period.........       $15.29          $15.64       $15.36       $15.23       $15.31       $14.64
                                                    ------          ------       ------       ------       ------       ------
Income (loss) from investment operations:
    Net investment income*...................         0.46            0.95         0.96         1.01         1.07         1.17
    Net realized and unrealized gain
    (loss)...................................        (0.11)          (0.29)        0.30         0.25         0.04         0.66
    Common share equivalent of dividends paid
    to preferred shareholders*...............        (0.10)          (0.14)       (0.12)       (0.11)       (0.13)       (0.22)
                                                    ------          ------       ------       ------       ------       ------
Total income from investment operations......         0.25            0.52         1.14         1.15         0.98         1.61
                                                    ------          ------       ------       ------       ------       ------
Less dividends and distributions from:
    Net investment income....................        (0.39)          (0.81)       (0.89)       (0.96)       (0.93)       (0.93)
    Net realized gain........................        (0.42)          (0.13)       (0.03)       (0.09)       (0.14)       (0.01)
                                                    ------          ------       ------       ------       ------       ------
Total dividends and distributions............        (0.81)          (0.94)       (0.92)       (1.05)       (1.07)       (0.94)
                                                    ------          ------       ------       ------       ------       ------
Anti-dilutive effect of acquiring treasury
 shares*.....................................         0.04            0.07         0.06         0.03         0.01        --
                                                    ------          ------       ------       ------       ------       ------
Net asset value, end of period...............       $14.77          $15.29       $15.64       $15.36       $15.23       $15.31
                                                    ======          ======       ======       ======       ======       ======
Market value, end of period..................       $13.61          $13.62       $13.99       $14.22       $14.08       $15.08
                                                    ======          ======       ======       ======       ======       ======
Total Return+................................         6.05%(1)        4.24%        5.05%        8.66%        0.52%       17.52%
Ratios to Average Net Assets of Common
Shareholders:
Total Expenses (before expense offset).......         0.82%(2)(3)     0.85%(3)     0.84%(3)     0.79%(3)     0.73%(3)     0.74%(3)
Net investment income before preferred stock
 dividends...................................         6.33%(2)        6.15%        6.23%        6.54%        7.15%        7.83%
Preferred stock dividends....................         1.35%(2)        0.93%        0.80%        0.71%        0.86%        1.46%
Net investment income available to common
 shareholders................................         4.98%(2)        5.22%        5.43%        5.83%        6.29%        6.37%
Supplemental Data:
Net assets applicable to common shareholders,
 end of period, in thousands.................     $216,189        $229,415     $244,137     $249,852     $254,599     $257,819
Asset coverage on preferred shares at end of
 period......................................          306%            318%         332%         338%         342%         345%
Portfolio turnover rate......................            5%(1)          18%          25%          21%          17%          23%

---------------------

    * The per share amounts were computed using an average number of common shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              25
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
RESULTS OF ANNUAL SHAREHOLDER MEETING

At the Trust's annual meeting of shareholders held on October 26, 2005, and subsequently adjourned until March 29, 2006 with respect to the proposals set forth below, the voting results with respect to these proposals were as follows:

(1) Approval of a modification to the Trust's investment policies to enable the Trust to invest at least 80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investor Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality:

                                                                 FOR            AGAINST          ABSTAIN
                                                              ------------------------------------------
Common Shareholders.........................................  8,251,829         473,442          428,211

                                                                 FOR            AGAINST          ABSTAIN
                                                              ------------------------------------------
Preferred Shareholders......................................      1,068             231              299

(2) Approval of a modification to the Trust's investment policies to enable the Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody's Investor Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality:

                                                                 FOR            AGAINST          ABSTAIN
                                                              ------------------------------------------
Common Shareholders.........................................  7,697,098         956,525          499,859

                                                                 FOR            AGAINST          ABSTAIN
                                                              ------------------------------------------
Preferred Shareholders......................................      1,068             231              299

(3) Approval of a modification to the investment policies of the Trust designating the Trust's investment policies as non-fundamental policies of the
Trust:

                                                                 FOR            AGAINST          ABSTAIN
                                                              ------------------------------------------
Common Shareholders.........................................  7,301,154         1,179,938        672,390

                                                                 FOR            AGAINST          ABSTAIN
                                                              ------------------------------------------
Preferred Shareholders......................................      1,068             231              299

                       See Notes to Financial Statements
 26

Morgan Stanley Quality Municipal Investment Trust
REVISED INVESTMENT POLICY (UNAUDITED)

On August 24, 2005, the Trustees of Morgan Stanley Quality Municipal Investment Trust (the "Trust") approved a change to the Trust's investment policy with respect to inverse floating rate municipal obligations whereby the Trust now would be permitted to invest up to 15% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Quality Municipal
Investment Trust

Semiannual Report
April 30, 2006

[MORGAN STANLEY LOGO]

                                              IQTRPT-38570RPT-RA06-00487P-Y04/06

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                       (d) Maximum Number
                                                                       (or Approximate
                     (a) Total                  (c) Total Number of    Dollar Value) of
                     Number of    (b) Average   Shares (or Units)      Shares (or Units)
                     Shares (or   Price Paid    Purchased as Part of   that May Yet Be
                     Units)       per Share     Publicly Announced     Purchased Under the
Period               Purchased    (or Unit)     Plans or Programs      Plans or Programs
------               ----------   -----------   --------------------   -------------------
November 1, 2005--
November 30, 2005       36,700      $13,5251             N/A                   N/A
December 1, 2005--
December 31, 2005       78,600      $13.2001             N/A                   N/A
January 1, 2006--
January 31, 2006        77,900      $13.5019             N/A                   N/A
February 1, 2006--
February 28, 2006       63,800      $13.5762             N/A                   N/A
March 1, 2006--
March 31, 2006          62,700      $13.6406             N/A                   N/A
April 1, 2006--
April 30, 2006          49,700      $13.6378             N/A                   N/A
Total                  369,400      $13.5136             N/A                   N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Quality Municipal Investment Trust


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
June 20, 2006